Exhibit (10)(e)(iv)

SOUTH JERSEY INDUSTRIES, INC. SCHEDULE OF OFFICER AGREEMENTS

Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Officer Employment Agreements, the form of which is filed herewith as Exhibit (10)(e)(iii).

Name	Capacities in Which Served	Date of Agreement	Minimum Base Salary	Minimum Performance Based Annual Cash Award - % of Base Salary *	Minimum Long-Term Incentive Plan Award - % of Base Salary*

Edward J. Graham	Chairman, President and Chief Executive Officer, South Jersey Industries, Inc.; President and Chief Executive Officer, South Jersey Gas Company	1/1/2012	$670,000	74%	99%

David A. Kindlick	Vice President and Chief Financial Officer, South Jersey Industries, Inc.; Senior Vice President and Chief Financial Officer, South Jersey Gas Company	1/1/2012	$300,000	47%	63%

Michael Renna	Vice President, South Jersey Industries, Inc.; President, South Jersey Energy Solutions	1/1/2012	$300,000	53%	63%

Jeffrey E. DuBois	Vice President, South Jersey Industries, Inc.; Senior Vice President, Operations & Sales, South Jersey Gas Company	1/1/2012	$280,000	50%	61%

Kevin D. Patrick	Vice President, South Jersey Industries, Inc.	1/1/2012	$244,000	44%	55%
* Payable only if performance criteria are attained.